SUPPLEMENTAL INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017

WASHINGTON PRIME GROUP®

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of minimum rents, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDAre and key balance sheet metrics	8
Key guidance assumptions	9

Operational Data
Operating metrics	10
Leasing results and base rent psf	11
Releasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Redevelopment projects	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017

Revenue:
Minimum rent (see components on page 4)	$123,339	$137,116
Overage rent	2,014	2,832
Tenant reimbursements	48,644	56,790
Other income (see components on page 4)	6,343	5,656
Total revenues	180,340	202,394

Expenses:
Property operating	(36,366)	(37,244)
Real estate taxes	(22,041)	(26,007)
Advertising and promotion	(1,771)	(2,152)
Total recoverable expenses	(60,178)	(65,403)
Depreciation and amortization	(61,294)	(67,511)
Provision for credit losses	(3,346)	(1,581)
General and administrative	(9,654)	(8,828)
Ground rent	(197)	(1,031)
Impairment loss	—	(8,509)
Total operating expenses	(134,669)	(152,863)

Operating Income	45,671	49,531

Interest expense, net	(34,344)	(32,488)
Income and other taxes	(485)	(2,026)
Income (loss) from unconsolidated entities, net	1,162	(444)
Gain on disposition of interests in properties, net	8,181	51

Net income	20,185	14,624
Net income attributable to noncontrolling interests	2,661	1,814
Net income attributable to the Company	17,524	12,810
Less: Preferred share dividends	(3,508)	(3,508)
Net income attributable to common shareholders	$14,016	$9,302

Earnings per common share, basic and diluted	$0.07	$0.05

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	March 31,	December 31,
	2018	2017
Assets:
Investment properties at cost	$5,773,522	$5,761,714
Construction in progress	46,765	46,046
	5,820,287	5,807,760
Less: accumulated depreciation	2,182,114	2,139,620
	3,638,173	3,668,140

Cash and cash equivalents	45,871	52,019
Tenant receivables and accrued revenue, net (see components on page 3)	86,650	90,314
Investment in and advances to unconsolidated entities, at equity	441,580	451,839
Deferred costs and other assets (see components on page 3)	205,245	189,095
Total assets	$4,417,519	$4,451,407

Liabilities:
Mortgage notes payable	$1,065,595	$1,157,082
Notes payable	980,196	979,372
Unsecured term loans	684,701	606,695
Revolving credit facility	195,155	154,460
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	232,673	264,998
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,176,733	3,181,020

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,241,978	1,240,483
Accumulated deficit	(381,597)	(350,594)
Accumulated other comprehensive income	11,900	6,920
Total stockholders' equity	1,074,876	1,099,404
Noncontrolling interests	162,645	167,718
Total equity	1,237,521	1,267,122
Total liabilities, redeemable noncontrolling interests and equity	$4,417,519	$4,451,407

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	March 31,	December 31,
	2018	2017

Tenant receivables and accrued revenue, net:
Straight-line receivable	$37,426	$36,566
Tenant receivable	10,913	12,875
Allowance for doubtful accounts, net	(10,350)	(7,867)
Unbilled receivables and other	48,661	48,740
Total	$86,650	$90,314

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$77,402	$79,079
In place lease intangibles, net	43,085	46,627
Acquired above market lease intangibles, net	22,506	24,254
Mortgage and other escrow deposits	28,520	18,182
Prepaids, notes receivable and other assets, net	33,732	20,953
Total	$205,245	$189,095

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$133,687	$158,450
Below market lease intangibles, net	72,958	77,871
Deferred revenues and deposits	26,028	28,677
Total	$232,673	$264,998

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2018	2017

Components of Minimum Rents:
Base rent	$115,553	$130,085
Mark-to-market adjustment	3,048	2,209
Straight-line rents	859	454
Temporary tenant rents	3,879	4,368
Total Minimum Rents	$123,339	$137,116

Components of Other Income:
Sponsorship and other ancillary property income	$1,649	$1,767
Fee income	2,342	1,582
Lease termination income	1,766	836
Other	586	1,471
Total Other Income	$6,343	$5,656

Components of Corporate Overhead:
General & administrative	$9,654	$8,828
Third party management fees & internal corporate overhead allocated to operating expense	5,220	5,473
Total Corporate Overhead	$14,874	$14,301

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Funds from Operations ("FFO"):
Net income	$20,185	$14,624
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)
Real estate depreciation and amortization, including joint venture impact	70,199	74,521
(Gain) on disposition of interests in properties, net including impairment loss on depreciable real estate	(295)	8,458
FFO	$86,521	$94,035

Weighted average common shares outstanding - diluted	223,278	221,791

FFO per diluted share	$0.39	$0.42

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,742	$1,478
Straight-line adjustment as an increase to minimum rents (1)	$1,315	$928
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$566	$353
Fair value of debt amortized as a decrease to interest expense (1)	$1,006	$1,307
Loan fee amortization and bond discount (1)	$3,022	$1,214
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$4,558	$3,056
Non-real estate depreciation (1)	$2,558	$2,248
Hedge ineffectiveness as a decrease to interest expense (2)	$—	$(92)

(1) Includes the pro-rata share of the joint venture properties.
(2) On January 1, 2018, the Company adopted accounting policy ASU 2017-12 that eliminates the requirement to separately measure and record hedge ineffectiveness.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2018	2017	Variance $

Reconciliation of Comp NOI to Operating Income:
Operating income	$45,671	$49,531	$(3,860)

Depreciation and amortization	61,294	67,511	(6,217)
General and administrative	9,654	8,828	826
Impairment loss	—	8,509	(8,509)
Fee income	(2,342)	(1,582)	(760)
Management fee allocation	(16)	476	(492)
Pro-rata share of unconsolidated joint ventures in comp NOI	16,880	7,937	8,943
Property allocated corporate expense	2,756	1,826	930
Non-comparable properties and other (1)	1,713	706	1,007
NOI from sold properties	(13)	(3,936)	3,923
Termination income and outparcel sales	(1,766)	(1,109)	(657)
Straight-line rents	(859)	(454)	(405)
Ground lease adjustments for straight-line and fair market value	13	5	8
Fair market value and inducement adjustments to base rents	(3,042)	(2,200)	(842)
Less: noncore properties (2)	(3,566)	(4,343)	777

Comparable NOI - core portfolio	$126,377	$131,705	$(5,328)
Comparable NOI percentage change - core portfolio			-4.0%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the three noncore properties held in each period presented.

	Three Months Ended March 31,
	2018	2017	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$133,351	$133,324	$27	0.0%
Overage rent	2,236	2,790	(554)	-19.9%
Tenant reimbursements	54,295	56,778	(2,483)	-4.4%
Other	2,258	2,040	218	10.7%
Total revenue	192,140	194,932	(2,792)	-1.4%

Expenses:
Recoverable expenses - operating	(36,536)	(34,777)	(1,759)	-5.1%
Recoverable expenses - real estate taxes	(24,740)	(25,587)	847	3.3%
Provision for credit losses	(3,306)	(1,652)	(1,654)	-100.1%
Ground rent	(1,181)	(1,211)	30	2.5%
Total operating expenses	(65,763)	(63,227)	(2,536)	-4.0%

Comp NOI - Excluding noncore properties	$126,377	$131,705	$(5,328)	-4.0%

Comp NOI - Core enclosed retail properties	$94,828	$99,565	$(4,737)	-4.8%
Comp NOI - Open air properties	$31,549	$32,140	$(591)	-1.8%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 3/31/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 3/31/2018	Total Debt as of 12/31/2017	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2017	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$996,335	$996,335	$1,000,936	$1,000,936	2018	$8,613	7.0%			$8,613	7.0%
Variable	65,000	65,000	151,500	151,500	2019	143,570	6.4%			143,570	6.4%
Debt issuance costs	(3,421)	(3,421)	(3,692)	(3,692)	2020	108,442	5.9%	$250,000	3.9%	358,442	4.5%
Fair value debt adjustments	7,681	7,681	8,338	8,338	2021	372,585	4.6%	—		372,585	4.6%
Total mortgage debt	1,065,595	1,065,595	1,157,082	1,157,082	2022	134,213	4.4%	550,000	2.9%	684,213	3.2%
					2023	28,015	4.8%	340,000	3.5%	368,015	3.6%
Unsecured debt					2024	347,770	4.7%	750,000	6.0%	1,097,770	5.6%
Credit facility	200,000	200,000	155,000	155,000	2025	343,587	3.7%	—		343,587	3.7%
Term loans	690,000	690,000	610,000	610,000	2026	12,747	4.3%	—		12,747	4.3%
Bonds payable	1,000,000	1,000,000	1,000,000	1,000,000	2027	195,356	4.3%	—		195,356	4.3%
Debt issuance costs & discounts	(29,948)	(29,948)	(24,473)	(24,473)	2028	—	0.0%	—		—	0.0%
Total unsecured debt	1,860,052	1,860,052	1,740,527	1,740,527	Thereafter	2,054	4.7%	—		2,054	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	7,914		(29,948)		(22,034)
Total consolidated debt	$2,925,647	$2,925,647	$2,897,609	$2,897,609	Total debt	$1,704,866	4.6%	$1,860,052	4.4%	$3,564,918	4.5%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,292,806	$635,617	$1,294,639	$636,379
Debt issuance costs	(5,558)	(2,767)	(5,771)	(2,871)	Total consolidated debt:
Fair value debt adjustments	12,590	6,421	13,275	6,770	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,299,838	$639,271	$1,302,143	$640,278

Total debt:	$4,225,485	$3,564,918	$4,199,752	$3,537,887

	% of Total Debt as of 3/31/18	Our Share of Total Debt as of 3/31/18	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2018	$8,613	7.0%			$8,613	7.0%
					2019	143,570	6.4%			143,570	6.4%
					2020	83,089	5.7%	$250,000	3.9%	333,089	4.3%
Consolidated debt:					2021	322,798	4.4%	—		322,798	4.4%
Fixed	89%	$2,590,791	4.7%	4.7	2022	134,213	4.4%	550,000	2.9%	684,213	3.2%
Variable	11%	334,856	3.4%	4.3	2023	21,282	5.0%	340,000	3.5%	361,282	3.6%
Total Consolidated	100%	$2,925,647	4.6%	4.6	2024	347,770	4.7%	750,000	6.0%	1,097,770	5.6%
					2025	—		—		—
Unconsolidated debt:					2026	—		—		—
Fixed	99%	$632,538	4.1%	7.2	2027	—		—		—
Variable	1%	6,733	4.4%	4.8	2028	—		—		—
Total Unconsolidated	100%	$639,271	4.1%	7.2	Thereafter	—		—		—
					Fair value,debt issuance cost, and debt discount adjustments	4,260		(29,948)		(25,688)
Total debt:					Total debt	$1,065,595	4.9%	$1,860,052	4.4%	$2,925,647	4.6%
Fixed	90%	$3,223,329	4.6%	5.2
Variable	10%	341,589	3.4%	4.3	(1) Includes extension options
Total debt	100%	$3,564,918	4.5%	5.1

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended March 31,
	2018	2017
Calculation of EBITDAre:
Net income	$20,185	$14,624
Interest expense, net	34,344	32,488
Income and other taxes	485	2,026
Depreciation and amortization	61,294	67,511
Gain on disposition of interests in properties, net	(295)	(51)
Impairment loss	—	8,509
Pro-rata share of unconsolidated entities, net	17,631	13,110
EBITDAre (2)	$133,644	$138,217

	Bond Covenant Requirement (1)	As of March 31, 2018
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	49.3%
Secured indebtedness to Total assets	≤ 40%	17.7%
Consolidated EBITDA / Annual service charge	≥ 1.5x	3.02x
Total unencumbered assets / Total unsecured indebtedness	> 150%	221%

(1) The covenants detailed are from the August 2017 Bond Offering, which represents the Company's most restrictive unsecured debt covenants.
(2) EBITDAre is calculated consistent with the NAREIT definition.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2018 Guidance

Fiscal Year 2018
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.48 to $1.56
FFO per share, as adjusted - diluted - second quarter	$0.35 to $0.38

Underlying Assumptions to 2018 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2018 (2) (3)	(1.0)% to 0.0%
General and administrative expenses (including property allocated overhead)	$56-$60 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$7-$10 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed acquisition	1 (Q218)
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 to 3 properties (Q418)
Gain from sale of outparcels (primarily relates to Four Corners first tranche)	$8.2 million in Q118
Redevelopment spend (3)	$100 to $125 million
Recurring capital expenditures and deferred leasing costs (3)	$70 to $80 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes any gain on the second tranche of the Four Corners outparcel sale.
(2) Excludes NOI of approximately $14 to $15 million related to three noncore properties
(3) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of March 31, 2018

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 3/31/18	NOI Growth for 3 Months Ended 3/31/18
		3/31/18	3/31/17	3/31/18	3/31/17	3/31/18	3/31/17

Open Air Properties	51	95.3%	95.7%					25.0%	-1.8%

Tier 1 -Enclosed retail properties	40	92.5%	92.4%	$402	$395	11.8%	12.4%	64.2%	-2.9%
Tier 2 -Enclosed retail properties	14	86.4%	89.3%	$286	$299	13.7%	13.8%	10.8%	-14.4%
Core Enclosed Retail Properties Subtotal	54	91.1%	91.6%	$378	$374	12.1%	12.6%	75.0%	-4.8%

Total Core Portfolio	105	92.8%	93.3%					100.0%	-4.0%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1						TIER 2		NONCORE

Arbor Hills		Mesa Mall				Anderson Mall		Rushmore Mall
Arboretum, The		Morgantown Mall				Boynton Beach Mall		Towne West Square
Ashland Town Center		Northtown Mall				Charlottesville Fashion Square		West Ridge Mall
Bowie Town Center		Northwoods Mall				Chautauqua Mall
Brunswick Square		Oklahoma City Properties				Indian Mound Mall
Clay Terrace		Orange Park Mall				Lima Mall
Cottonwood Mall		Paddock Mall				Lincolnwood Town Center
Dayton Mall		Pearlridge Center				Maplewood Mall
Edison Mall		Polaris Fashion Place				Muncie Mall
Grand Central Mall		Port Charlotte Town Center				New Towne Mall
Great Lakes Mall		Scottsdale Quarter				Oak Court Mall
Irving Mall		Southern Hills Mall				Rolling Oaks Mall
Jefferson Valley Mall		Southern Park Mall				Seminole Towne Center
Lindale Mall		The Outlet Collection | Seattle				Sunland Park Mall
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall
Melbourne Square		WestShore Plaza

(1) Metrics only include properties owned and managed as of March 31, 2018.
The debt yield on the Tier 2 encumbered properties is 12.7% on a trailing twelve NOI.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through March 31, 2018

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Enclosed Retail Properties	152	116,304	328,977	445,281	$25.00	$28.11	$27.30	7.3	3.3	4.3	$4,445	$750	$38.22	$2.28
Open Air Properties	21	30,140	103,461	133,601	$18.47	$10.48	$12.28	7.0	4.7	5.2	$469	$50	$15.56	$0.48
Subtotal	173	146,444	432,438	578,882	$23.66	$23.89	$23.83	7.2	3.5	4.4	$4,914	$800	$33.55	$1.85

Noncore Properties	10	4,546	25,454	30,000	$33.69	$16.23	$18.88	5.0	2.4	3.2	$10	$—	$2.20	$—

Total	183	150,990	457,892	608,882	$23.96	$23.47	$23.59	7.1	3.4	4.4	$4,924	$800	$32.61	$1.75

	Base Minimum Rent PSF As of March 31,
	2018		2017
Core Enclosed Retail Properties	$27.70		$28.01
Open Air Properties	$13.87		$13.60
Total Core Portfolio	$21.75		$21.70

Note: The leasing results for enclosed properties include stores of 10,000 SF or less, also anchors and office leases are excluded. For open-air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at March 31, 2018.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended March 31, 2018

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	172,923	$16.84	$14.90	$1.94	13.0%
Renewal	503,445	$15.92	$15.07	$0.85	5.6%
All Deals	676,368	$16.15	$15.02	$1.13	7.5%

Core Enclosed Retail Properties:

New	236,181	$37.79	$41.86	$(4.07)	-9.7%
Renewal	811,478	$40.02	$42.69	$(2.67)	-6.3%
All Deals	1,047,659	$39.52	$42.50	$(2.98)	-7.0%

Total Core Portfolio:

New	409,104	$28.93	$30.47	$(1.54)	-5.1%
Renewal	1,314,923	$30.79	$32.11	$(1.32)	-4.1%
All Deals	1,724,027	$30.35	$31.72	$(1.37)	-4.3%

Note: The Company's three noncore properties are excluded from these metrics. Only core properties owned and managed at March 31, 2018 are included in the metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of March 31, 2018

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	143	194,615	0.3%	3.0%
L Brands, Inc.	Bath & Body Works, La Senza, Pink, Victoria's Secret, White Barn Candle	118	610,990	1.0%	2.9%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	90	384,448	0.6%	1.9%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	123	617,662	1.0%	1.8%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	109	180,878	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	43	245,259	0.4%	1.2%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	77	194,881	0.3%	1.2%
The Finish Line, Inc.	Finish Line	37	216,070	0.4%	1.1%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	32	374,348	0.6%	1.1%
Advent International Corp.	Charlotte Russe	34	224,764	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Sears Holding Corporation *	Sears	42	5,851,585	9.9%	0.7%	15
JCPenney Company, Inc.	JCPenney	38	4,916,063	8.3%	1.1%	20
Macy's, Inc.	Macy's	26	4,579,870	7.7%	0.2%	5
Dillard's, Inc.	Dillards	23	3,328,695	5.6%	0.0%	1
Target Corporation	Target, Super Target	11	1,520,830	2.6%	0.0%	1
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	14	1,371,701	2.3%	0.9%	13
Kohl's Corporation	Kohl's	13	1,186,302	2.0%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	18	1,068,894	1.8%	2.0%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	12	965,537	1.6%	0.4%	8
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.3%	0.1%	1

* Includes 11 stores owned by Seritage Growth Properties. Washington Prime Group no longer has any K-Mart stores in our portfolio.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of March 31, 2018

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	225	136,475	534,479	670,954	$6.34	$35.70	3.1%
2018	259	505,582	636,679	1,142,261	$4.73	$29.90	3.4%
2019	731	1,215,079	2,320,274	3,535,353	$4.83	$28.13	11.5%
2020	618	1,651,234	1,987,498	3,638,732	$5.53	$27.75	10.2%
2021	496	1,712,245	1,601,214	3,313,459	$5.96	$27.79	9.1%
2022	431	1,521,775	1,377,639	2,899,414	$4.34	$29.74	7.9%
2023	314	1,167,298	1,196,960	2,364,258	$7.81	$28.27	7.2%
2024	210	535,025	747,020	1,282,045	$6.02	$29.23	4.2%
2025	196	388,904	852,135	1,241,039	$15.21	$28.43	5.0%
2026	194	167,790	1,033,413	1,201,203	$7.82	$28.12	5.1%
2027	185	489,515	854,675	1,344,190	$8.13	$28.85	4.6%
2028 and Thereafter	99	1,078,884	529,385	1,608,269	$8.44	$24.93	3.7%
Specialty Leasing Agreements w/ terms in excess of 11 months	674	—	1,551,350	1,551,350	$—	$10.60	2.8%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	24	33,412	61,102	94,514	$5.49	$21.93	0.3%
2018	68	86,709	201,462	288,171	$15.24	$16.65	0.8%
2019	138	389,399	381,961	771,360	$11.86	$21.18	2.2%
2020	189	973,586	563,762	1,537,348	$12.45	$21.14	4.1%
2021	146	1,150,939	410,538	1,561,477	$9.10	$19.99	3.2%
2022	153	905,027	499,339	1,404,366	$9.99	$18.38	3.0%
2023	110	1,048,190	359,683	1,407,873	$10.16	$19.54	3.0%
2024	49	549,484	200,086	749,570	$9.16	$19.56	1.5%
2025	41	208,355	113,459	321,814	$12.19	$23.34	0.9%
2026	47	262,583	160,963	423,546	$13.68	$24.23	1.3%
2027	61	354,118	200,561	554,679	$9.14	$22.68	1.3%
2028 and Thereafter	17	188,410	59,374	247,784	$13.08	$16.21	0.6%
Specialty Leasing Agreements w/ terms in excess of 11 months	5	—	11,795	11,795	$—	$4.71	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended March 31, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2017

New Developments	$302	$—	$302	$2,100	$—	$2,100
Redevelopments, Renovations, and Expansions	$11,839	$2,488	$14,327	$10,815	$687	$11,502
Deferred Leasing Costs	$4,140	$476	$4,616	$3,945	$327	$4,272

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$5,642	$1,447	$7,089	$4,670	$793	$5,463
Operational capital expenditures	4,833	272	5,105	4,320	270	4,590
Total Property Capital Expenditures	$10,475	$1,719	$12,194	$8,990	$1,063	$10,053

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of March 31, 2018
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add home furnishings and other retail concepts including Hobby Lobby	100%	$20,000 - $22,000		6% - 7%	$7,304		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$295		2019

Great Lakes Mall	Mentor	OH	Replacing former Dillard's store with Round 1 as well as additional dining options such as Outback Steakhouse and other new retailers	100%	$14,000 - $16,000		7% - 9%	$6,466		2018 Q4

Markland Mall	Kokomo	IN	Replace former Sears and MC Sports stores with ALDI, Petsmart, Party City, Ross Dress for Less and other retail, dining, and entertainment uses	100%	$16,000 - $18,000		8% - 9%	$3,319		2018

Northwoods Mall	Peoria	IL	Replace former Macy's store with Round 1, The Room Place as well as additional retail, dining and entertainment uses	100%	$21,000 - $23,000		8% - 9%	$8,158		2018

Oklahoma Properties (Classen Curve)	Oklahoma City	OK	Add 28,000-32,000 additional square feet with new multi-tenant buildings to add some first to market retail	51%	$5,100 - $6,600	(4)	12% - 13%	$3,255	(4)	2018

Pearlridge Center	Aiea	HI	Redevelop downtown section of property, add new outparcels, new dining and retailers, and a new Down to Earth grocery store	51%	$16,000 - $18,000	(4)	6% - 8%	$7,501	(4)	2018

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building, New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$45,045	(4)	2018/2019

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2018/2019.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,030	314,841	355,189	12/01/22	4.61%	Fixed	$18,309	$18,309
Arbor Hills	MI	Ann Arbor	51%	87,487	87,487	0	01/01/26	4.27%	Fixed	$24,995	$12,747
Arboretum, The	TX	Austin	51%	195,302	195,302	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	433,354	329,964	103,390	07/06/21	4.90%	Fixed	$37,443	$37,443
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,810	270,512	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,881	590,327	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	760,998	289,702	471,296	03/01/24	4.80%	Fixed	$72,161	$72,161
Charlottesville Fashion Square	VA	Charlottesville	100%	578,063	354,359	223,704	04/01/24	4.54%	Fixed	$46,778	$46,778
Chautauqua Mall	NY	Lakewood	100%	432,931	427,955	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,050,627	570,398	480,229	04/06/24	4.82%	Fixed	$98,566	$98,566
Dayton Mall	OH	Dayton	100%	1,443,038	771,257	671,781	09/01/22	4.57%	Fixed	$81,365	$81,365
Edison Mall	FL	Fort Myers	100%	1,038,097	555,804	482,293
Grand Central Mall	WV	Parkersburg	100%	740,426	733,918	6,508	07/06/20	6.05%	Fixed	$40,194	$40,194
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,226,387	634,700	591,687
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,204	488,659	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	578,424	412,732	165,692
Lima Mall	OH	Lima	100%	745,157	545,335	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$49,413	$49,413
Lindale Mall	IA	Cedar Rapids	100%	723,825	476,995	246,830
Longview Mall	TX	Longview	100%	653,238	205,021	448,217
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,043,107	866,275	176,832
Mall at Johnson City, The	TN	Johnson City	51%	567,895	567,895	0	05/06/20	6.76%	Fixed	$49,711	$25,353
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	905,960	323,480	582,480
Markland Mall	IN	Kokomo	100%	312,579	309,099	3,480
Melbourne Square	FL	Melbourne	100%	723,804	419,894	303,910
Mesa Mall	CO	Grand Junction	100%	873,467	430,763	442,704
Morgantown Mall	WV	Morgantown	100%	555,531	555,531	0
Muncie Mall	IN	Muncie	100%	641,671	387,845	253,826	04/01/21	4.19%	Fixed	$34,465	$34,465
New Towne Mall	OH	New Philadelphia	100%	506,618	506,618	0
Northtown Mall	MN	Blaine	100%	644,716	644,716	0
Northwoods Mall	IL	Peoria	100%	686,176	374,047	312,129
Oak Court Mall	TN	Memphis	100%	847,398	361,581	485,817	04/01/21	4.76%	Fixed	$37,522	$37,522
Oklahoma City Properties	OK	Oklahoma City	51%	294,598	294,598	0	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.06%	Variable	$13,202	$6,733
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,437	556,257	403,180
Outlet Collection | Seattle, The	WA	Seattle	100%	922,285	922,285	0
Paddock Mall	FL	Ocala	100%	548,120	317,563	230,557
Pearlridge Center	HI	Aiea	51%	1,287,466	1,234,189	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,571,378	734,683	836,695	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,246	493,037	284,209	11/01/20	5.30%	Fixed	$42,895	$42,895
Rolling Oaks Mall	TX	San Antonio	100%	883,336	287,028	596,308
Rushmore Mall (4)(5)	SD	Rapid City	100%	831,040	754,564	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	725,431	725,431	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,109,947	596,656	513,291	05/06/21	5.97%	Fixed	$54,366	$12,167
Southern Hills Mall	IA	Sioux City	100%	794,010	549,878	244,132
Southern Park Mall	OH	Youngstown	100%	1,202,774	1,007,210	195,564
Sunland Park Mall	TX	El Paso	100%	927,703	332,766	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,844	340,902	739,942	04/01/21	4.19%	Fixed	$53,000	$53,000
Town Center Crossing & Plaza	KS	Leawood	51%	671,286	534,725	136,561	02/01/27	4.25%	Fixed	$34,247	$17,466
							02/01/27	5.00%	Fixed	$69,125	$35,254
Towne West Square (4)	KS	Wichita	100%	898,662	402,128	496,534	06/01/21	5.61%	Fixed	$45,955	$45,955
Waterford Lakes Town Center	FL	Orlando	100%	965,482	690,982	274,500
Weberstown Mall	CA	Stockton	100%	859,071	264,251	594,820	06/08/21	3.31%	Variable	$65,000	$65,000
West Ridge Mall (4)	KS	Topeka	100%	1,015,064	410,953	604,111	03/06/24	4.84%	Fixed	$40,506	$40,506
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,846	444,154	772,692	04/01/24	4.65%	Fixed	$79,633	$79,633
WestShore Plaza	FL	Tampa	100%	1,075,486	847,024	228,462
Enclosed Retail Properties Total				44,640,819	28,183,844	16,456,975				$2,023,730	$1,475,773

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,588	385,043	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,282	$5,282
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	250,704	226,907	23,797	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	364,524	185,524	179,000
Forest Plaza	IL	Rockford	100%	433,718	413,421	20,297	10/10/19	7.50%	Fixed	$15,963	$15,963
Gaitway Plaza (3)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	51%	513,797	404,794	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,229	355,792	30,437	10/10/19	7.50%	Fixed	$14,955	$14,955
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	146,777	146,777	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$22,585	$22,585
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,217	$6,217

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,570	166,170	5,400	12/01/22	3.41%	Fixed	$11,954	$11,954
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	381,971	381,971	0	08/01/21	5.49%	Fixed	$34,628	$17,660
Plaza at Buckland Hills, The	CT	Manchester	100%	321,652	210,753	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,436	73,154	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	309,064	280,315	28,749	08/01/21	5.49%	Fixed	$39,137	$19,960
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	517,948	290,009	227,939
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,126	$10,126
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	380,240	231,622	148,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	398,077	241,731	156,346	10/10/19	7.50%	Fixed	$12,435	$12,435
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874	11/01/18	7.00%	Fixed	$8,613	$8,613
Wolf Ranch	TX	Georgetown (Austin)	100%	632,258	420,072	212,186
Open Air Properties Total				14,580,566	9,988,960	4,591,606				$310,395	$219,125

Total				59,221,385	38,172,804	21,048,581				$2,334,125	$1,694,898	(6)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) Loan has an A note of $58 million and a B note of $36 million. Interest expense on the Rushmore mortgage is recorded in the financial statements only for the A note.
(6) Our Share of the Joint Venture debt excludes the $2.1 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

Three Months Ended March 31, 2018
WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$21,107
Overage rent	386
Tenant reimbursements	7,897
Other income	709
Total revenues	30,099

Expenses:
Property operating	(5,588)
Real estate taxes	(3,697)
Advertising and promotion	(223)
Total recoverable expenses	(9,508)
Depreciation and amortization	(11,448)
Provision for credit losses	(227)
Ground rent	(1,571)
Total operating expenses	(22,754)

Operating Income	7,345

Interest expense, net	(6,104)
Income and other taxes	(79)
Income from unconsolidated entities, net	$1,162

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

March 31, 2018 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,155,990
Construction in progress	21,466
1,177,456
Less: accumulated depreciation	176,756
1,000,700

Cash and cash equivalents	13,450
Tenant receivables and accrued revenue, net (see below)	15,513
Deferred costs and other assets (see below)	87,458
Total assets	$1,117,121

Liabilities and members' equity:
Mortgage notes payable	$639,271
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	75,050
Total liabilities	714,321
Members' equity	402,800
Total liabilities and members' equity	$1,117,121

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$8,741
Tenant receivable	5,528
Allowance for doubtful accounts, net	(1,640)
Unbilled receivables and other	2,884
Total	$15,513

Deferred costs and other assets:
Deferred leasing, net	$15,443
In place lease intangibles, net	27,347
Acquired above market lease intangibles, net	25,645
Mortgage and other escrow deposits	15,563
Prepaids, notes receivable and other assets, net	3,460
Total	$87,458

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$27,592
Below market leases, net	33,226
Other	14,232
Total	$75,050

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

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GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

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